Exhibit (a)(24)


                             ARMADA FUNDS ("ARMADA")
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


                  I, W. Bruce McConnel, do hereby certify as follows:

                  (1) That I am the duly elected Secretary of Armada Funds ("Armada");

                  (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Armada;

                  (3) That the Board of Trustees of Armada duly adopted the following resolutions at the Regular Meeting of the Board of Trustees held on May 22, 2003:

         APPROVAL OF THE ADDITION OF CLASS R SHARES TO CERTAIN SERIES OF ARMADA.

         CREATION OF CLASS R SHARES

         RESOLVED, that the Board determines that the proposal to offer a series of shares representing interests in each of the Armada Large Cap Ultra Fund, Armada Mid Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Aggressive Allocation Fund, Armada Balanced Allocation Fund, Armada Conservative Allocation Fund, Armada Bond Fund, Armada GNMA Fund, Armada High Yield Bond Fund, Armada Intermediate Bond Fund, Armada Short Duration Bond Fund and Armada Strategic Income Bond Fund is in the best interests of Armada and its shareholders and that such proposal be, and hereby is, approved;

         FURTHER RESOLVED, that, pursuant to Section 5.1 of Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as follows:


            CLASS OF SHARES                  FUND

            Class II - Special Series 5      Armada Large Cap Ultra Fund

            Class GG - Special Series 5      Armada Mid Cap Growth Fund

            Class N - Special Series 5       Armada Small Cap Value Fund

            Class Z - Special Series 5       Armada Tax Managed Equity Fund

            Class NN - Special Series 5      Armada Aggressive Allocation Fund

            Class AA - Special Series 5      Armada Balanced Allocation Fund

            Class OO - Special Series 5      Armada Conservative Allocation Fund

            Class R - Special Series 5       Armada Bond Fund

            Class S - Special Series 5       Armada GNMA Fund

            Class QQ - Special Series 5      Armada High Yield Bond Fund

            Class I - Special Series 5       Armada Intermediate Bond Fund

            Class SS - Special Series 5      Armada Short Duration Bond Fund

            Class MM - Special Series 5      Armada Strategic Income Bond Fund

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class II - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class II shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class II Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class II Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class II Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class II Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class II share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class II Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class II Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC") and as may be from time to time determined by the Board of Trustees only the Class II - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class II shares;
(iii) the expenses and liabilities of distribution fees payable under Armada's Class R Shares Distribution Plan (the "Class R Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class II - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class II Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class II Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class II - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class II
- Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class II - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class II - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class II - Special Series 5 shares;

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Large Cap Ultra Fund;

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class GG - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class GG shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class GG Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class GG Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class GG Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class GG Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class GG share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class GG Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class GG Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class GG - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class GG shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class GG - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class GG Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class GG Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class GG - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class GG
- Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class GG - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class GG - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class GG - Special Series 5 shares;

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Mid Cap Growth Fund;

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class N - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class N shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class N Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class N Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class N Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class N Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class N share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class N Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class N Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class N - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class N shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class N - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class N Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class N Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class N - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class N - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class N - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class N - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class N - Special Series 5 shares;

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Small Cap Value Fund;

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class Z - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class Z shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class Z Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class Z Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class Z Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class Z Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class Z share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class Z Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class Z Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class Z - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class Z shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class Z - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class Z Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class Z Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class Z - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class Z - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class Z - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class Z - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class Z - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Tax Managed Equity Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class NN - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class NN shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class NN Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class NN Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class NN Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class NN Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class NN share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class NN Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class NN Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class NN - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class NN shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class NN - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class NN Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class NN Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class NN - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class NN
- Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class NN - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class NN - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class NN - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Aggressive Allocation Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class AA - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class AA shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class AA Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class AA Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class AA Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class AA Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class AA share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class AA Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class AA Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class AA - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class AA shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class AA - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class AA Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class AA Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class AA - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class AA
- Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class AA - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class AA - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class AA - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Balanced Allocation Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class OO - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class OO shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class OO Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class OO Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class OO Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class OO Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class OO share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class OO Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class OO Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class OO - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class OO shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class OO - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class OO Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class OO Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class OO - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class OO
- Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class OO - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class OO - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class OO - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Conservative Allocation Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class R - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class R shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class R Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class R Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class R Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class R Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class R share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class R Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class R Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class R - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class R shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class R - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class R Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class R Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class R - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class R - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class R - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class R - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class R - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Bond Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class S - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class S shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class S Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class S Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class S Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class S Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class S share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class S Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class S Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class S - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class S shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class S - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class S Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class S Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class S - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class S - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class S - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class S - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class S - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada GNMA Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class QQ - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class QQ shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class QQ Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class QQ Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class QQ Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class QQ Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class QQ share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class QQ Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class QQ Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class R shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class QQ shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class QQ - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class QQ Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class QQ Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class QQ - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class R shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class R shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class QQ - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class QQ - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada High Yield Bond Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class I - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class I shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class I Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class I Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class I Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class I Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class I share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class I Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class I Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class I - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class I shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class I - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class I Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class I Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class I - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class I - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class I - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class I - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class I - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Intermediate Bond Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class SS - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class R shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class SS Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class SS Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class SS Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class SS Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class SS share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class SS Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class SS Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class SS - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class SS shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class SS - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class SS Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class SS Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class SS - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class SS
- Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class SS - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class SS - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class SS - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Short Duration Bond Fund.

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class MM - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class MM shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class MM Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class MM Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class MM Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class MM Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class MM share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class MM Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class MM Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class MM - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class MM shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class MM - Special Series 5 Shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class MM Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class MM Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class MM - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class MM
- Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class MM - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class MM - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class MM - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Strategic Income Bond Fund.

                  (4) That the Board of Trustees of Armada duly adopted the following resolutions at the Special Meting of the Board of Trustees held on July 14, 2003:

APPROVAL OF THE ARMADA SMALL CAP CORE FUND.

         CREATION OF SHARES

         RESOLVED, that there is hereby established the Armada Small Cap Core Fund (the "SCC Fund") series of shares of Armada;

         FURTHER RESOLVED, that pursuant to Section 5.1 of Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Armada be, and hereby are, classified and designated as follows:

      CLASS OF SHARES                NAME OF CLASS OF SHARES

      Class EEE                      Armada Small Cap Core Fund - Class I Shares
      Class EEE - Special Series 1 Armada Small Cap Core Fund - Class A Shares Class EEE - Special Series 2 Armada Small Cap Core Fund - Class B Shares Class EEE - Special Series 3 Armada Small Cap Core Fund - Class C Shares Class EEE - Special Series 4 Armada Small Cap Core Fund - Class H Shares Class EEE - Special Series 5 Armada Small Cap Core Fund - Class R Shares

         FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class EEE, Class EEE - Special Series 1, Class EEE - Special Series 2, Class EEE - Special Series 3, Class EEE - Special Series 4 shares and Class EEE - Special Series 5 shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class EEE shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class EEE Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class EEE Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class EEE Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each share of each series in the Class EEE Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class EEE share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class EEE Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class EEE Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class EEE shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class EEE shares; (ii) the expenses and liabilities of distribution fees payable under Armada's Distribution Plan for A and I Share Classes (the "A and I Shares Plan"); and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class EEE Shares;

                  (b) only the Class EEE - Special Series 1 shares shall bear:
                  (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class EEE - Special Series 1 shares; (iii) the expenses and liabilities of distribution fees payable under the A and I Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class EEE
                  - Special Series 1 shares;

                  (c) only the Class EEE - Special Series 2 shares shall bear:
                  (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class EEE - Special Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's B Shares Distribution Plan (the "B Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class EEE - Special Series 2 shares.

                  (d) only the Class EEE - Special Series 3 shares shall bear:
                  (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class EEE - Special Series 3 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's C Shares Distribution Plan (the "C Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefor be borne solely by Class EEE - Special Series 3 shares;

                  (e) only the Class EEE - Special Series 4 shares shall bear:
                  (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class EEE - Special Series 4 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's H Shares Distribution Plan (the "H Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefor be borne solely by Class EEE - Special Series 4 shares;

                  (f) only the Class EEE - Special Series 5 shares shall bear:
                  (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class EEE - Special Series 5 shares; (ii) the expenses and liabilities of distribution fees payable under Armada's R Shares Distribution Plan (the "R Shares Plan"); and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefor be borne solely by Class EEE - Special Series 5 shares;

         FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class EEE Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class EEE Group, except to the extent permitted by rule or order of the SEC:

                  (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (ii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class EEE shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class EEE shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class EEE shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class EEE shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class EEE shares;

                  (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) and (iii) of paragraph
                  (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class EEE - Special Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class EEE - Special Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class EEE - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class EEE - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class EEE - Special Series 1 shares;

                  (c) on any matter that pertains to the expenses and liabilities of distribution fees described in clause (i) and
                  (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Armada relating to such distribution fees, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class EEE - Special Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class EEE - Special Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class EEE - Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class EEE - Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class EEE - Special Series 2 shares;

                  (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (d) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class EEE - Special Series 3 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class EEE - Special Series 3 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class EEE - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class EEE - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class EEE - Special Series 3 shares;

                  (e) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of paragraph (e) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class EEE - Special Series 4 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class EEE - Special Series 4 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class EEE - Special Series 4 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class EEE - Special Series 4 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class EEE - Special Series 4 shares; and

                  (f) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (ii) of paragraph (f) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class EEE
                  - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class EEE - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class EEE - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class EEE - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class EEE - Special Series 5 shares; and

         FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the SCC Fund;

         FURTHER RESOLVED, that the appropriate officers of Armada be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Armada's Registration Statement relating to the SCC Fund to issue and redeem from time to time such shares representing interests in the SCC Fund in accordance with the Registration Statement under the 1933 Act, as the same may from time to time be amended, and the requirements of Armada's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Armada;

         FURTHER RESOLVED, that the officers of Armada be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Armada and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.



                                                     /s/ W. Bruce McConnel
                                                     ---------------------
                                                     W. Bruce McConnel


Dated: September 23, 2003


Subscribed and sworn to before
me this 23rd day of September, 2003


/s/ Karen A. Butera
-------------------
      Notary Public